Security Information







Security Purchased


CUSIP
02635PTS2


Issuer
AMERICAN GENERAL
FINANCE


Underwriters
DBSI, Merrill Lynch, RBS
Securities, Bank of Tokyo
Mitsubishi, Bank of NY,
Barclays, BB&T, BNP
Paribas, Daiwa Securities,
HSBC, Keybanc Capital
Markets, Mizuho Securities,
National City Corp, RBC
Capital Markets, Santander
Securities, Scotia Capital,
Societe Generale, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
AIG 6.9% 12/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/12/2007


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
99.29


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.43%


Rating
A1/A+


Current yield
6.90%


Benchmark vs Spread (basis points)
293 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago
Funds







DWS
Strategic
Income
Fund
Chicago
1,285,000
 $1,275,877
0.04%



DWS
Strategic
Income
VIP
Chicago
335,000
 $   332,622
0.01%



Total

1,620,000
 $1,608,498
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
039483AX0


Issuer
ARCHER DANIELS


Underwriters
Barclays, DBSI, Goldman
Sachs, BoA, BNP Paribas,
Citigroup, HSBC, JP
Morgan, Merrill Lynch,
Mitsubishi UFJ, Rabo
Securities


Years of continuous operation, including predecessors
> 3 years


Security
ADM 6.45% 1/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/6/2007


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.55


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
6.48%


Benchmark vs Spread (basis points)
200 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago
Funds







DWS
Strategic
Income
Fund
Chicago
1,130,000
 $1,121,977
0.04%



DWS
Strategic
Income
VIP
Chicago
285,000
 $   282,977
0.01%



Total

1,415,000
 $1,404,954
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
B29MVG3


Issuer
CREDIT SUISSE (CITY OF
KYIV)


Underwriters
Citigroup, Credit Suisse,
DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
CITKIE 8.25% 11/26/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/19/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.05%


Rating
B1/BB-


Current yield
8.25%


Benchmark vs Spread (basis points)
463.5 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago
Funds







DWS Multi
Market
Income
Trust
Chicago
3,485,000
 $3,460,257
0.12%



DWS
Strategic
Income
Fund
Chicago
2,115,000
 $2,099,984
0.07%



DWS
Strategic
Income
Trust
Chicago
870,000
 $   863,823
0.03%



DWS
Strategic
Income
VIP
Chicago
530,000
 $   526,237
0.02%



Total

7,000,000
 $6,950,300
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
880349AJ4


Issuer
TENNECO INC


Underwriters
BoA, Citigroup, DBSI, JP
Morgan, RBS Greenwich
Capital


Years of continuous operation, including predecessors
> 3 years


Security
TEN 8.125% 11/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/1/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B2/B+


Current yield
8.13%


Benchmark vs Spread (basis points)
390 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago
Funds







DWS
Balanced
Fund
Chicago
145,000
 $   143,971
0.00%



DWS
Balanced
VIP
Chicago
45,000
 $     44,681
0.00%



DWS High
Income
Fund
Chicago
1,705,000
 $1,692,895
0.06%



DWS High
Income
Trust
Chicago
205,000
 $   203,545
0.01%



DWS High
Income
VIP
Chicago
255,000
 $   253,190
0.01%



DWS Multi
Market
Income
Trust
Chicago
125,000
 $   124,113
0.00%



DWS
Strategic
Income
Fund
Chicago
120,000
 $   119,148
0.00%



DWS
Strategic
Income
Trust
Chicago
35,000
 $     34,752
0.00%



DWS
Strategic
Income
VIP
Chicago
30,000
 $     29,787
0.00%



New York
Funds







DWS High
Income
Plus Fund
New York
335,000
 $   332,622
0.01%



Total

3,000,000
 $2,978,700
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
161175AG9


Issuer
CHARTER
COMMUNICATIONS


Underwriters
Credit Suisse, DBSI, JP
Morgan, BMO Capital
Markets, BNP Paribas,
Piper Jaffray


Years of continuous operation, including predecessors
> 3 years


Security
CHTR 10.825% 9/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/11/2008


Total amount of offering sold to QIBs
545,896,000


Total amount of any concurrent public offering
0


Total
545,896,000


Public offering price
96.11


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.65%


Rating
B3/B-


Current yield
11.32%


Benchmark vs Spread (basis points)
884 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS
Funds







DWS High
Income
Fund
DWS
1,825,000
 $1,812,043
0.06%



DWS High
Income
Plus Fund
DWS
350,000
 $   347,515
0.01%



DWS High
Income
Trust
DWS
210,000
 $   208,509
0.01%



DWS High
Income
VIP
DWS
250,000
 $   248,225
0.01%



DWS Multi
Market
Income
Trust
DWS
125,000
 $   124,113
0.00%



DWS
Strategic
Income
Fund
DWS
140,000
 $   139,006
0.00%



DWS
Strategic
Income
Trust
DWS
35,000
 $     34,752
0.00%



DWS
Strategic
Income
VIP
DWS
40,000
 $     39,716
0.00%



Total

2,975,000
 $2,953,878
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
172967ER8


Issuer
CITIGROUP INC


Underwriters
Citigroup, DBSI, Goldman
Sachs, Lehman Brothers,
Merrill Lynch, BoA,
Barclays, BNP Paribas,
Credit Suisse, Greenwich
Capital, RBC Capital
Markets, TD Securities,
Guzman & Co, Jackson
Securities, Loop Capital
Markets, Muriel Siebert,
Sandler O'Neill, Toussaint
Capital Partners, Utendahl
Capital Partners, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
C FRN 4/30/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/21/2008


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
A2/A


Current yield
8.40%


Benchmark vs Spread (basis points)
512 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS
Funds







DWS Bond
VIP
DWS
80,000
 $     79,432
0.00%



DWS Core
Fixed
Income
Fund
DWS
530,000
 $   526,237
0.02%



DWS Core
Plus
Income
Fund
DWS
235,000
 $   233,332
0.01%



DWS High
Income
Fund
DWS
6,640,000
 $6,592,856
0.22%



DWS High
Income
Plus Fund
DWS
1,325,000
 $1,315,593
0.04%



DWS High
Income
Trust
DWS
800,000
 $   794,320
0.03%



DWS Multi
Market
Income
Trust
DWS
500,000
 $   496,450
0.02%



DWS Short
Duration
Plus Fund
DWS
115,000
 $   114,184
0.00%



DWS
Strategic
Income
Fund
DWS
490,000
 $   486,521
0.02%



DWS
Strategic
Income
Trust
DWS
130,000
 $   129,077
0.00%



Total

10,845,000
10,768,001
0.36%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased


CUSIP
24422EQR3


Issuer
JOHN DEERE CAPITAL
CORP


Underwriters
DBSI, Merrill Lynch,
Citigroup, Credit Suisse,
HSBC, TD Securities


Years of continuous operation, including predecessors
> 3 years


Security
DE 5.35% 4/3/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/31/2008


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.69


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.52%


Rating
A2/A


Current yield
5.37%


Benchmark vs Spread (basis points)
198 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS
Funds







DWS
Strategic
Income
Fund
DWS
1,390,000
 $1,380,131
0.05%



DWS
Strategic
Income
VIP
DWS
350,000
 $   347,515
0.01%



Total

1,740,000
 $1,727,646
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
















Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
59018YN64


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, Barclays,
CIBC, Citigroup, DBSI,
Greenwich Capital Markets,
Mizuho Securities, PNC
Capital Markets, RBC
Capital Markets, SunTrust
Robinson Humphrey,
Wachovia, Wells Fargo,
Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 6.875 4/25/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/22/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.91


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A1/A+


Current yield
6.88%


Benchmark vs Spread (basis points)
320 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS
Funds







DWS Bond
VIP
DWS
65,000
 $     64,539
0.00%



DWS Core
Fixed
Income
Fund
DWS
495,000
 $   491,486
0.02%



DWS High
Income
Fund
DWS
3,155,000
 $3,132,600
0.11%



DWS High
Income
Plus Fund
DWS
630,000
 $   625,527
0.02%



DWS High
Income
Trust
DWS
380,000
 $   377,302
0.01%



DWS Multi
Market
Income
Trust
DWS
425,000
 $   421,983
0.01%



DWS
Strategic
Income
Fund
DWS
1,465,000
 $1,454,599
0.05%



DWS
Strategic
Income
Trust
DWS
110,000
 $   109,219
0.00%



DWS
Strategic
Income
VIP
DWS
310,000
 $   307,799
0.01%



DWS Short
Duration
Plus Fund
DWS
65,000
 $     64,539
0.00%



Total

7,100,000
 $7,049,590
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.